SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

Xtrackers Cybersecurity Select Equity ETF (PSWD)

Effective on July 7, 2026 (the “Effective Date”), the name and index screening methodology of the underlying index of the fund will change. The name of the underlying index will change from the Solactive Cyber Security ESG Screened Index (the “Underlying Index”) to the Solactive Cyber Security Focus Index. In addition, Solactive AG, the provider of the Underlying Index, will change the index screening methodology for the Underlying Index by removing the environmental, social and governance (“ESG”) screen. These changes to the index screening methodology are expected to be reflected in the fund’s portfolio on or about August 5, 2026. All other aspects of the Underlying Index will remain unchanged.
Accordingly, as of the Effective Date, all references to Solactive Cyber Security ESG Screened Index are hereby replaced with Solactive Cyber Security Focus Index and the fund’s summary prospectus and prospectus are modified as set forth below.
The following disclosure replaces the existing similar disclosure contained under the “PRINCIPAL INVESTMENT STRATEGIES” section of the fund’s summary prospectus and under the “PRINCIPAL INVESTMENT STRATEGIES” section of the summary section and in the “FUND DETAILS” section of the fund’s prospectus.
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Cyber Security Focus Index (the “Underlying Index”), which is comprised of companies that have business operations in the field of cybersecurity. Under normal circumstances, the Underlying Index is reconstituted quarterly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
The following disclosure is deleted under the “PRINCIPAL INVESTMENT STRATEGIES” section of the fund’s summary prospectus and under the ”PRINCIPAL INVESTMENT STRATEGIES” section of the summary section and in the “FUND DETAILS” section of the fund’s prospectus:
From the companies that meet the above criteria, Solactive uses data from Sustainalytics, a global leader in sustainability research and analysis, to evaluate each company with respect to each of the sustainability criteria described below. Companies are excluded from the Underlying Index if they are determined by Sustainalytics:
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To be “non-compliant” with the principles of the United Nations Global Compact (“UNGC”). A company is determined to be “non-compliant” if it does not act in accordance with the UNGC principles and their associated standards, conventions, and treaties. Sustainalytics analyzes news reports and other publicly available information to assess a company’s compliance with the normative principles of the UNGC – human rights, labor rights, the environment, and anti-corruption.
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To have an environmental, social and governance (“ESG”) risk score of 40 or higher.
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To have involvement in controversial weapons (i.e., chemical biological or nuclear weapons, depleted uranium, cluster munitions and anti-personnel mines), the manufacture of tobacco products, or the manufacture and sale of assault weapons and/or small arms (non-assault weapons) to civilian customers.
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To derive a specified percentage of revenues from or have a specified ownership interest in another company involved in, as applicable, certain business activities in one the following sectors: tobacco, thermal coal, oil and gas, or conventional weapons.
Sustainalytics reviews publicly available information to determine whether a company is involved in controversial weapons or derives a specified percentage of revenues from or has a specified ownership interest in one of the above sectors.
July 6, 2026
PROSTKR26-25

The following disclosure replaces the existing similar disclosure contained under the “Underlying Index Information” sub-heading of the “PRINCIPAL INVESTMENT STRATEGIES” section of the “FUND DETAILS” section of the fund’s prospectus.
Solactive Cyber Security Focus Index
Index Description. The Solactive Cyber Security Focus Index seeks to provide exposure to companies that have business operations in the field of cybersecurity.
All disclosure and references in the fund’s summary prospectus and prospectus to “ESG investment strategy risk” and in the fund’s prospectus to “Underlying Index – ESG Screening Methodology” are hereby deleted.
Please Retain This Supplement for Future Reference
July 6, 2026
PROSTKR26-25